May 30, 2014

DBX ETF TRUST

db X-trackers Harvest MSCI All China Equity Fund

(the “Fund”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information dated April 30, 2014

Effective immediately, the Adviser may obtain exposure to the A-Share components of the Fund’s Underlying Index indirectly by also investing in the db X-trackers Harvest CSI 500 China A-Shares Small Cap Fund, an affiliated fund sub-advised by Harvest Global Investments Limited (“HGI”), a licensed RQFII.

Therefore, effective immediately, the following information supersedes and replaces the fifth and sixth paragraphs in the section of the Prospectus entitled “Principal Investment Strategies”:

The Adviser expects to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Adviser expects to invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Adviser expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in affiliated funds advised by the Adviser and sub-advised by Harvest Global Investments Limited (“HGI”), a licensed RQFII, that invest in A-Shares directly. Currently, the Fund invests in the db X-trackers Harvest CSI 300 China A-Shares Fund and the db X-trackers Harvest CSI 500 China A-Shares Small Cap Fund (together, the “db X-trackers China A-Shares Funds”). The Fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Adviser intends to invest directly in the components of the Underlying Index. The db X-trackers China A-Shares Funds, through their sub-adviser, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount granted to HGI and the db X-trackers China A-Shares Funds. HGI may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that any application for additional quota will be granted.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index or securities with economic characteristics similar to those included in the Underlying Index. While the Fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, China securities listed in the U.S. and Singapore and shares of the db X-trackers China A-Shares Funds, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.

All other references in the Prospectus and Statement of Additional Information to “db X-trackers Harvest CSI 300 China A-Shares Fund” are hereby replaced with “db X-trackers China A-Shares Funds” and any related discussion should be interpreted as applicable to both the Harvest CSI 300 China A-Shares Fund and the db X-trackers Harvest CSI 500 China A-Shares Small Cap Fund.

Please retain this supplement for future reference.